UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 29, 2016
COMSTOCK MINING INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-32429 (Commission File Number)	65-0955118 (I.R.S. Employer Identification Number)
1200 American Flat Road, Virginia City, Nevada 89440
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: (775) 847-5272
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 29, 2016, Comstock Mining Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) between the Company and Aegis Capital Corp., as underwriter(the “Underwriter”), pursuant to which the Company agreed to sell 10,000,000 shares of the Company’s common stock (the “Shares”) to the Underwriter at a public offering price of $0.35 per share, less an underwriting discount of $0.0245 per share. The Company has also granted the Underwriter a 45-day option to purchase up to an addition 1,500,000 shares of common stock to cover over-allotments, if any.

The offering was made pursuant to the prospectus supplement dated March 30, 2016 and an accompanying prospectus dated December 31, 2015, pursuant to the Company’s existing effective shelf registration statement on Form S-3 (Registration No. 333-208824).

The Underwriting Agreement contains customary representations, warranties and agreements of the Company and customary conditions to closing, indemnification rights and obligations of the parties. Subject to certain exceptions, the Company and all of the Company’s directors and executive officers also agreed to not sell or transfer any Common Stock of the Company for 90 days after March 30, 2016 without first obtaining the consent of the Underwriter.

The foregoing description of the Underwriting Agreement is qualified in its entirety by the Underwriting Agreement, which is incorporated herein by reference and is attached hereto as Exhibit 1.1. The offering of the Shares was completed on March 31, 2016.

Copies of the Company’s press releases announcing the launch, pricing and closing of the offering of the Shares are attached to this report as Exhibit 99.1, Exhibit 99.2, and Exhibit 99.3, respectively, and are incorporated herein by reference.

The opinion of McDonald Carano Wilson LLP regarding the validity of the Shares is attached hereto as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

1.1	Underwriting Agreement dated as of March 29, 2016, between Comstock Mining Inc. and Aegis Capital Corp.
5.1	Opinion of McDonald Carano Wilson LLP regarding the validity of the Shares.
23.1	Consent of McDonald Carano Wilson LLP (included in Exhibit 5.1)
99.1	Press release dated March 29, 2016, announcing launch of offering.
99.2	Press release dated March 29, 2016, announcing pricing of offering.
99.3	Press release dated March 31, 2016 announcing closing of offering.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK MINING INC.

Date: March 31, 2016	By:	/s/ Corrado De Gasperis
Name: Corrado De Gasperis Title: President, Chief Executive Officer and Executive Chairman

EXHIBIT INDEX

1.1	Underwriting Agreement dated as of March 29, 2016, between Comstock Mining Inc. and Aegis Capital Corp.
5.1	Opinion of McDonald Carano Wilson LLP regarding the validity of the Shares.
23.1	Consent of McDonald Carano Wilson LLP (included in Exhibit 5.1)
99.1	Press release dated March 29, 2016, announcing launch of offering.
99.2	Press release dated March 29, 2016, announcing pricing of offering.
99.3	Press release dated March 31, 2016 announcing closing of offering.